POWERHOUSE TECHNOLOGIES, INC.
                            1994 STOCK INCENTIVE PLAN
                 as amended June 18, 1997 and February 13, 1998


1.   Purpose.

     The purpose of this Plan is to strengthen Powerhouse Technologies, Inc. (the "Company") by providing an incentive to its key employees and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to directors, key employees, consultants and advisors of the Company an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

2.   Effect on Other Plans.

     Upon approval of this Plan by the  stockholders of the Company  pursuant to
Section 20, no further stock options or other awards shall be granted under the Powerhouse Technologies, Inc. 1992 Stock Incentive Plan (the "1992 Plan"). All stock options outstanding under either the Powerhouse Technologies, Inc. 1991 Stock Option Plan (the "1991 Plan") or the 1992 Plan shall continue to be governed by the terms of the 1991 Plan or the 1992 Plan, as the case may be, and the relevant stock option agreement pertaining to each such stock option.

3.   Definitions.

For purposes of the Plan, unless otherwise specified, capitalized terms shall have the following meanings:

     3.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     3.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     3.3 "Award" means a grant of Stock Appreciation Rights, Restricted Stock, a Performance Award or any or all of them.

     3.4 "Awardee" means a person to whom any Stock Appreciation Rights, Restricted Stock or Performance Award has been granted under the Plan.

     3.5  "Board" means the Board of Directors of the Company.

     3.6 "Cause" means (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets of the Company or any Subsidiary and (b) for all other purposes, the commission of an act of fraud, dishonesty, unlawful or illegal conduct, gross negligence, insubordination, failure to substantially perform one's duties with the Company or any Subsidiary, or intentional misrepresentation, or a violation of the Company's Code of Conduct or similar set of standards of conduct and business practices adopted by the Board or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, or a determination by the Board that there is a reasonable basis for concern

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          that any regulatory  authority,  gaming or racing commission,  lottery agency or similar authority in any jurisdiction in which the Company or any Subsidiary conducts or intends to conduct business, seek licensing or submit a proposal to conduct business may find the person unsuitable or unfit, or the failure of the person to provide appropriate information to, or cooperate with any regulatory or other governmental authority.

     3.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     3.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

          (i) The "acquisition" by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of "Beneficial Ownership" (within the meaning of Ruley13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof the vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" forty percent (40%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such
               Person: (a) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (b) acquires the Voting Securities directly from the Company; (c) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (d) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity") or (e) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

          (ii) The individuals who, as of June 1, 1994, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors of the Company; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (iii) Consummation or effectiveness of:

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               (a)  A merger,  consolidation  or  reorganization  involving  the
                    Company (a "Business Combination"), unless

                    (1) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                    (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                    (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of forty percent (40%) or more of the then outstanding Voting Securities) has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a transaction described in this subparagraph (a) shall be referred to as a "Non-Control Transaction");

               (b)  A complete liquidation or dissolution of the Company; or

               (c) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Entity).

Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is Beneficially Owned by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (B) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; and (y) if an Eligible Employee's employment is terminated and the Eligible Employee reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Eligible Employee shall mean the date immediately prior to the date of such termination of employment.

     3.9  "Code" means the Internal Revenue Code of 1986, as amended.

     3.10 "Committee" means a committee consisting of at least two (2) directors who are Disinterested Directors and Outside Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

     3.11 "Company" means Powerhouse Technologies, Inc.

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     3.12 "Director Option" means an Option granted pursuant to Section 6.

     3.13 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     3.14 "Disinterested Director" means a director of the Company who is "disinterested within the meaning of Rule 16b-3 under the Exchange Act.

     3.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     3.16 "Eligible Employee" means any officer or other employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

     3.17 "Employee Option" means an Option granted pursuant to Section 7.

     3.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.19 "Fair Market Value" means the average of the closing sales price of the shares on the principal national securities exchange on which such Shares are listed or admitted to trading, for the 20 trading days preceding the date of grant. If such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation system or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code."

     3.20 "Grantee" means a person to whom an Award has been granted under the Plan.

     3.21 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     3.22 "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary and who is first elected or appointed to serve as a director of the Company after June 1, 1994.

     3.23 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     3.24 "Option" means an Employee Option, a Director Option, or either or both of them.

     3.25 "Optionee" means a person to whom an Option has been granted under the Plan.

     3.26 "Outside Director" means a director of the Company who is an "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     3.27 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     3.28 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

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     3.29 "Performance  Cycle" means the time period  specified by the Committee
          at  the  time  a  Performance   Award  is  granted  during  which  the
          performance of the Company, a Subsidiary or a Division will be measured.

     3.30 "Performance Objective" has the meaning set forth in Section 11.1.

     3.31 "Performance Shares" means Shares issued or transferred to an Eligible Employee under Section 11.3 which are subject to restrictions that lapse if and when certain prescribed performance goals are met.

     3.32 "Performance Unit" means Performance Units granted under Section 11.2.

     3.33 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 10 which are subject to restrictions which lapse over time without regard to the performance of the Company, a Subsidiary or a Division.

     3.34 "Plan" means the Powerhouse Technologies, Inc. 1994 Stock Incentive Plan.

     3.35 "Pooling Period" means, with respect to a Pooling Transaction, the period ending on the day after the first date on which the combined entity resulting from the Pooling Transaction publishes thirty days of combined operating results or, if the Board makes a determination, such other period following the Pooling Transaction which the Board reasonably determines is appropriate in connection with the Pooling Transaction as a means of qualifying for and preserving "pooling of interests" accounting treatment.

     3.36 "Pooling Transaction" means an acquisition of or by the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

     3.37 "Shares" means the common stock, par value $.01 per share, of the Company.

     3.38 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares subject to an Option as provided in Section 9.

     3.39 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     3.40 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     3.41 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

4.   Administration.

     4.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director and an Outside Director. No member of the Committee shall be liable for any action, failure to act,

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          determination  or  interpretation  made in good faith with  respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the
          extent  permitted  by  applicable  law,  any  liability   incurred  in
          connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     4.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

          (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Performance Units, Performance Shares, Shares of Restricted Stock, and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units, Shares or Rights, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

     4.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

          (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

5.   Stock Subject to the Plan.

     5.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,500,000, which may be treasury Shares, authorized but unissued Shares or Shares purchased in the market for issuance upon the exercise of

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          outstanding  Options or the grant of Awards under the Plan;  provided, however, that such maximum number shall be increased to the extent that any such shares granted under the Plan are purchased in the market; and provided further that the maximum number of Shares that any Eligible Employee may receive pursuant to the plan in respect of Options and Awards may not exceed 400,000 Shares. Upon a Change in Capitalization the maximum number of Shares (both in the aggregate under the Plan and with respect to each Eligible Employee) shall be adjusted in number and kind pursuant to Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     5.2 Whenever any outstanding Option or Award or portion thereof expires, is cancelled or is otherwise terminated for any reason, the Shares allocable to the cancelled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder. Whenever a Stock Appreciation Right is exercised (for cash or Shares or a combination thereof) the excess of the number of Shares in respect of which the Stock Appreciation Right was granted over the number of Shares, if any, actually issued or transferred to the Awardee as a result of such exercise may again be the subject of Options or Awards granted hereunder; provided, however, that future transactions involving such Shares (including, without limitation, the grant of Options or Awards in respect of such Shares) shall be eligible for the exemptions provided under Rule 16b-3 promulgated under the Exchange Act only to the extent permitted under that Rule with respect to such securities.

6.   Option grants for Nonemployee Directors.

     6.1 Grant. Subject to the availability of an adequate number of Shares designated under the Plan, each Nonemployee Director shall receive a one-time grant of an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 13) effective as of the date which is the earlier of the date on which he or she is initially elected to serve as a Director by vote of the holders of Shares or the date on which he or she is initially appointed to serve as a Director by the members of the Board, pursuant to the Company's bylaws and articles of incorporation, as then in effect (a "Director Option").

     6.2 Purchase Price. The purchase price for shares under each Director Option shall be equal to 100% of the Fair Market Value of such shares on the date of grant.

     6.3 Vesting. Subject to Sections 6.4 and 8.4, each Director Option shall become exercisable with respect to 50% of the Shares subject thereto effective immediately as of the grant date and shall become exercisable with respect to an additional 25% of the Shares subject thereto effective as of each of the first and second anniversaries of the grant date; provided, that the Optionee continues to serve as a Director as of such dates. If an Optionee ceases to serve as a
          Director for any reason, the Optionee shall have no rights with respect to that portion of a Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit that portion of the Director Option which remains unvested.

     6.4 Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

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          (b)  If an  Optionee's  service as a Director  terminates by reason of the Optionee's resignation or removal from the Board, in either case, due to Disability, the Optionee may, for a period of one
               (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

          (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause
               (a) or (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or person to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

7.   Option Grants for Eligible Employees.

     7.1  Authority of Committee.  Subject to the  provisions of the Plan and to
          Section 5.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each, an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     7.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement, provided that the purchase price per Share under each Employee Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     7.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     7.4 Vesting. Subject to Section 8.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

     7.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent

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


          not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

8.   Terms and Conditions Applicable to All Options.

     8.1 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     8.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or
          (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Until such person has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option and may establish cashless exercise procedures which provide for the exercise of the Option and sale of the underlying Share by a designated broker or dealer. In that connection, the written notice pursuant to this
          Section 8.2 may also provide instructions from the Optionee to the Company that upon receipt of appropriate instructions from the Optionee's broker or dealer, designated as such on the written notice, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     8.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     8.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary (other than the last sentence of this Section 8.4), in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, (ii) the termination of an Optionee's employment following the Change in Control shall not affect his rights under this Section 8.4, and (iii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six
          (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option. In the case of a Change in Control which also constitutes a Pooling Transaction and notwithstanding anything contained in the Plan or an Agreement to the contrary, the Committee may, and with respect to Director Options shall, take such actions which are specifically recommended by an independent accounting firm retained by the Company, to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including, but not limited to, providing that (i) all Options or, in the alternative, such Options held by Optionees specifically identified by the Committee, shall not become immediately and fully exercisable on the date of the Change in Control but rather shall become immediately and fully exercisable on the date following the last day on which the Pooling Period expires (whether or not the Optionee is then an employee or director of the Company) and the holders of such Options shall only have the right to surrender for cancellation Options or portion thereof for the cash payment specified in clause (ii) of the first sentence of this Section
          8.4 after the day following the expiration of the Pooling Period and for a period of sixty (60) days thereafter (in which case, whether or not the Optionee holding any such Options remains an employee or director of the Company, any such Option shall not terminate and shall remain exercisable for the greater of sixty (60) days after the expiration of the Pooling Period and the date such Option would otherwise terminate in accordance with the Plan and the relevant Agreement), and/or (ii)the payment specified in this Section 8.4 shall be paid in the form of cash, Shares or securities of a successor or acquiror of the Company, or a combination of the foregoing, as designated by the Committee.

9.   Stock Appreciation Rights.

     9.1 Grant. The Committee may, in its discretion, in connection with the grant of an Employee Option, grant to Eligible Employees Stock Appreciation Rights the terms and conditions of which shall be set forth in an Agreement. A Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 9, be subject to the same terms and conditions as the related Option.

     9.2 Time of Grant. A Stock Appreciation Right may be granted either at the time of the related Option grant, or at any time thereafter during the term of the Option.

     9.3 Payment. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9.5.

     9.4 Exercise. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price of the related Incentive Stock Option.

     9.5  Amount Payable.  Upon the exercise of a Stock Appreciation  Right, the
          Grantee  shall  be  entitled  to  receive  an  amount   determined  by
          multiplying  (A) the excess of the Fair Market

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


          Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

     9.6 Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right, the related Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 8.4, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

     9.7 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

     9.8 Form of Payment. Payment of the amount determined under Section 9.5 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock
          Appreciation Right pursuant to Section 9.5 to an officer of the Company or a Subsidiary who is subject to Section 16 of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of sales and earnings.

     9.9 Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted.

     9.10 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

10.  Restricted Stock.

     10.1 Grant. The Committee may grant to Eligible Employees and Nonemployee Directors Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 11.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine, and (without limiting the generality of the foregoing) such Agreements may

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


          require that an appropriate legend be place on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

     10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     10.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

     10.4 Lapse of Restrictions.

          (a) Generally. Subject to Section 16, restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

          (b) Effect of Change in Control. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee.

     10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Awards of Restricted Stock (to the extent not exercised) and grant new Awards in substitution for them.
          Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     10.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. If dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the lapsing of restrictions imposed on such Shares, and any dividends deferred (together with any interest accrued thereon) in

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



          respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11.  Performance Awards.

     11.1 Performance Objectives. Performance objectives for Performance Awards (the "Performance Objectives") may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) revenue, (iv) market share, (v) net earnings or net worth, (vi) return on equity or assets, or (vii) any combination of the foregoing. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization. The Performance Objectives with respect to a Performance Cycle shall be established by the Committee prior to the commencement of that Performance Cycle.

     11.2 Performance Units. The Committee may grant Performance Units to Eligible Employees prior to the commencement of the Performance Cycle to which such Performance Units relate, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Performance Unit shall, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent one (1) Share. Each Agreement shall specify the number of the Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest, the Performance Cycle within which such objectives must be satisfied.

          (a) Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the specified Performance Cycle, provided that the
               Compensation Committee has certified in writing that the Performance Objectives and other terms of the relevant Award are satisfied.

          (b) Payment of Awards. Payment of Performance Units to Grantees in respect of vested Performance Units shall be made within sixty
               (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares, entirely in shares of Restricted Stock, entirely in cash, or in such combination of Shares, Restricted Stock and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock at the time the Award is granted. Except as provided in Section 11.4, if payment is made in the form of cash, the amount payable in respect of each vested Performance Unit shall be equal to the average of the Fair Market Value of one (1) Share during the ninety (90) day period ending on the last day of the Performance Cycle.

     11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Employees prior to the commencement of the Performance Cycle to which such Shares relate, the terms and conditions of which, including the relevant

          Performance Objectives and Performance Cycle, shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

          (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award hereunder shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

          (c) Lapse of Restrictions. Subject to Section 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted, provided that the Committee has certified in writing that the performance objectives and other material terms of the relevant award were satisfied.

          (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Performance Shares issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event of such deferral, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Absent a Committee determination, no such interest shall be paid. Payment of deferred dividends, together with any interest accrued thereon as aforesaid, shall be made upon the lapsing of restrictions imposed on such Performance Shares, except that any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

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


          (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, or on such later dates as the Committee may provide at the time of the granting of Awards of Performance Shares, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     11.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in
          Control:

          (a) With respect to the Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten
               (10) days after such Change in Control equal to the product of the Adjusted Fair Market Value of a Share multiplied by the number of Performance Units which become vested in accordance with this Section 11.4.

          (b) With respect to the Performance Shares, all restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

          (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

     11.5 Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

     11.6 Modification or Substitution. No modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

12.  Effect of a Termination of Employment.

     The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

13.  Adjustment Upon Changes in Capitalization.

     (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number of Shares with respect to which Options or Awards may be granted to any Eligible Employee during the term of the Plan,
          (iii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 6; (iv) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; and (v) the Performance Objectives.

     (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in

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


          such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

     (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14.  Effect of Certain Transactions.

     Subject to Sections 8.4, 10.4(b) and 11.4, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

15.  Termination and Amendment of the Plan.

     The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

     (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

     (b) To the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations; and

     (c) The provisions of Section 6 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

16.  Certain Limitations.

Notwithstanding any other provision of the Plan to the contrary:

          (i) stockholder approval shall be required for any material amendment of the Plan to become effective (with materiality as determined for purposes of Section 16(b) of the Exchange Act, the rules and regulations promulgated thereunder, and the interpretations of the Securities and Exchange Commission and its staff in connection therewith);

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


          (ii) no amendment or adjustment of the exercise price of an Option or Stock Appreciation Right (whether through amendment, cancellation or replacement Grants, or other means of repricing of such Options or Stock Appreciation Rights) in respect of an Option or Stock Appreciation Right having an exercise price greater than the Fair Market Value of a Share as of the date of such amendment or adjustment shall be authorized under the Plan unless stockholder approval of such repricing is obtained;

          (iii)stockholder approval shall be required for any lapse or waiver of restrictions on Shares of Restricted Stock not expressly specified in the Agreement evidencing the Award; and

          (iv) an Award of Shares of Restricted Stock shall provide for the lapse of restrictions in no less than three years after the date of the Award in respect of at least 50% of the Shares subject to that Award.

However, the Committee shall have the discretion to act in respect of Options or Awards in a manner not in compliance with the requirements of this Section 16.1 provided that the number of Shares which are the subject of such Options or Awards does not exceed in the aggregate three percent (3%) of the maximum number of Shares that may be made the subject of Options and Awards under the Plan as set forth in Section 5.1.


17.  Non-Exclusivity of the Plan.

     Except as provided in Section 2, the adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

18.  Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii)limit in any way the right of the Company to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

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



19.  Regulations and Other Approvals; Governing Law.

     19.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

     19.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     19.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     19.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     19.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     19.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

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



20.  Miscellaneous.

     20.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

     20.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option or Award. If an Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to an Option exercise or payment of an Award (a "Taxable
          Event"), the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of an Optionee or Grantee who may be subject to liability under Section 16(b) of the Exchange Act either:
          (i) in the case of a  Taxable  Event  involving  an Option or an Award
          (A)the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B)the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten
          (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C)the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii)in the case of a Taxable Event relating to the payment of an Award (A)the Grantee makes the Tax Election at least six (6) months after the date the Award was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or
          (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to the Award. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 19.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

               (b) If an  Optionee  makes a  disposition,  within the meaning of
          Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

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


               (c) The Committee shall have the authority, at the time of grant of an Employee Option under the Plan or at any time thereafter, to award tax bonuses to designated Optionees, to be paid upon their exercise of Employee Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     20.3.Interpretation.  Unless  otherwise  expressly  stated in the  relevant
          Agreement, any grant of an Award or Options is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

21.  Effective Date.

     The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.



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